                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2000, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                                              /s/ John F. Akers
                                                              -----------------
                                                                  John F. Akers



Dated:  March 31, 2001

                               POWER OF ATTORNEY


     The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2000, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                  /s/ Ronald C. Cambre
                                  ----------------------
                                       Ronald C. Cambre



Dated:  March 16, 2001

                               POWER OF ATTORNEY


     The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2000, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                          /s/   Marye Anne Fox
                                         --------------------
                                                Marye Anne Fox



Dated:  March 16, 2001

                               POWER OF ATTORNEY


     The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2000, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                              /s/ John J. Murphy
                                              -------------------
                                                  John J. Murphy



Dated:  March 16, 2001

                               POWER OF ATTORNEY


     The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2000, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                     /s/  Thomas A. Vanderslice
                                     -----------------------------
                                          Thomas A. Vanderslice



Dated:  March 16, 2001

                               POWER OF ATTORNEY


     The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2000, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                  /s/ Paul J. Norris
                                  -------------------
                                      Paul J. Norris



Dated:  March 19, 2001